                                                                   Exhibit 99.04

                                ONESECURE, INC.

                   RESTRICTED COMMON STOCK PURCHASE AGREEMENT

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
I.      PURCHASE OF SHARES .............................................     1
        1.1  Purchase ..................................................     1
        1.2  Payment ...................................................     1
        1.3  Delivery of Certificates ..................................     1
        1.4  Shareholder Rights ........................................     1
II.     SECURITIES LAW COMPLIANCE ......................................     1
        2.1  Restricted Securities .....................................     1
        2.2  Disposition of Shares .....................................     2
        2.3  Restrictive Legends .......................................     2
III.    SPECIAL TAX PROVISIONS .........................................     3
        3.1  Section 83(b) Election ....................................     3
        3.2  Section 83(b) Election Acknowledgement ....................     3
        3.3  Valuation of Common Stock .................................     3
IV.     TRANSFER RESTRICTIONS ..........................................     4
        4.1  Restriction on Transfer ...................................     4
        4.2  Transferee Obligations ....................................     4
        4.3  Definition of Owner .......................................     4
        4.4  Market Stand-Off Provisions ...............................     4
V.      REPURCHASE RIGHT ...............................................     5
        5.1  Grant .....................................................     5
        5.2  Exercise of the Repurchase Right ..........................     5
        5.3  Termination of the Repurchase Right .......................     6
        5.4  Fractional Shares .........................................     6
        5.5  Additional Shares or Substituted Securities ...............     6
        5.6  Corporate Transaction .....................................     7
VI.     RIGHT OF FIRST REFUSAL .........................................     7
        6.1  Grant .....................................................     8
        6.2  Notice of Intended Disposition ............................     8
        6.3  Exercise of Right .........................................     8
        6.4  Non-Exercise of Right .....................................     8
        6.5  Partial Exercise of Right .................................     8
        6.6  Recapitalization ..........................................     9
        6.7  Lapse .....................................................     9
VII.    ESCROW .........................................................     9
        7.1  Deposit ...................................................     9
        7.2  Recapitalization ..........................................     9
        7.3  Release/Surrender .........................................    10
VIII.   MARITAL DISSOLUTION OR LEGAL SEPARATION ........................    11
        8.1  Grant .....................................................    11
        8.2  Notice of Decree or Agreement .............................    11
        8.3  Exercise of the Special Purchase Right ....................    11
        8.4  Lapse .....................................................    12

                                        i

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                         TABLE OF CONTENTS (continued)

                                                                          Page
                                                                          ----
IX.   GENERAL PROVISIONS ................................................   12
      9.1   Assignment ..................................................   12
      9.2   Definitions .................................................   12
      9.3   No Employment or Service Contract ...........................   12
      9.4   Notices .....................................................   13
      9.5   No Waiver ...................................................   13
      9.6   Cancellation of Shares ......................................   13
X.    MISCELLANEOUS PROVISIONS ..........................................   13
      10.1  Purchaser Undertaking .......................................   13
      10.2  Agreement is Entire Contract ................................   13
      10.3  Governing Law ...............................................   13
      10.4  Counterparts ................................................   13
      10.5  Successors and Assigns ......................................   14
      10.6  Amendment and Waiver ........................................   14
      10.7  Arbitration .................................................   14

EXHIBIT A - ASSIGNMENT SEPARATE FROM CERTIFICATE
EXHIBIT B - SECTION 83(b) TAX ELECTION

                   RESTRICTED COMMON STOCK PURCHASE AGREEMENT

       AGREEMENT made as of this 18 day of February, 2000, by and between OneSecure, Inc., a Delaware corporation (the "Company"), and Nir Zuk ("Purchaser").

I.     PURCHASE OF SHARES

       1.1 Purchase. The Purchaser hereby purchases, and the Company hereby sells to Purchaser, 2,000,000 shares of the Company's Common Stock (the "Shares") at a purchase price of $0.0001 per share, or $200.00 in the aggregate (the "Purchase Price").

       1.2 Payment. Concurrently with the execution of this Agreement, the purchaser shall deliver to the Corporate Secretary of the Company (i) the aggregate Purchase Price payable for the Shares in cash, cancellation of indebtedness or transfer of property and (ii) a duly executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit A).

       1.3 Delivery of Certificates. The certificates representing the Shares hereunder shall be held in escrow by the Company as provided in Article VII hereof.

       1.4 Shareholder Rights. Until such time as the Company actually exercises its repurchase rights or right of first refusal under this Agreement, Purchaser (or any successor in interest) shall have all the rights of a shareholder (including voting and dividend rights) with respect to the Shares, including the Shares held in escrow under Article VII, subject, however, to the transfer restrictions to Article IV.

II.    SECURITIES LAW COMPLIANCE

       2.1  Restricted Securities.

            (a) Purchaser hereby confirms that Purchaser has been informed that the Shares are restricted securities under the Securities Act of 1933, as amended ("1933 Act"), and may not be resold or transferred unless the Shares are first registered under the federal securities laws or unless an exemption from such registration is available. Accordingly, Purchaser hereby acknowledges that Purchaser is prepared to hold the Shares for an indefinite period and that Purchaser is aware that Rule 144 of the Securities and Exchange Commission ("SEC") issued registration requirements of the 1933 Act.

            (b) Upon the expiration of the ninety (90)-day period immediately following the date on which the Company first becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Shares, to extent vested under Article V, may be sold (without registration) pursuant to the applicable requirements of Rule 144. If Purchaser is at the time of such sale an affiliate of the Company for purposes of Rule 144 or was such an affiliate during the preceding three (3) months, then the sale must comply with all the requirements of Rule 144 (including the volume limitation on the number of shares sold, the broker/market-marker sale requirement and the requisite notice to the SEC); however, the one-year holding period requirement of the Rule will not be applicable. If

Purchaser is not at the time of the sale an affiliate of the Company nor was such an affiliate during the preceding three (3) months, then none of the requirements of Rule 144 (other than the broker/market-maker sale requirement for Shares held for fewer than two (2) years following payment in cash of the Purchase Price therefor) will be applicable to the sale. The requirements of Rule 144 are subject to change at any time.

         (c) Should the Company not become subject to the reporting requirement of the Exchange Act, then Purchaser may, provided he is not at the time an affiliate of the Company (nor was such an affiliate during the preceding three
(3) months sell the Shares (without registration) pursuant to paragraph (k) of Rule 144 after the Shares have been held for a period of two (2) years following the payment in cash of the Purchase Price for such shares.

     2.2 Disposition of Shares. Subject to the terms of this Agreement, Purchaser hereby agrees that Purchaser shall make no disposition of the Shares (other than a permitted transfer under paragraph 4.1) unless and until there is compliance with all of the following requirements:

         (a) Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

         (b) Purchaser shall have complied with all requirements of this Agreement applicable to the disposition of the Shares;

         (c) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that (i) the proposed disposition does not require registration of the Shares under the 1933 Act or
(ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act (including Rule 144) has been taken; and

         (d) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares.

         The Company shall not be required (i) to transfer on its books any Shares which have been sold or transferred in violation of the provisions of this Article II nor (ii) to treat as the owner of the Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Shares have been transferred in contravention of this Agreement.

     2.3 Restrictive Legends. In order to reflect the restrictions on disposition of the Shares, the stock certificates for the Shares will be endorsed with restrictive legends including one or more of the following legends:

         (a) "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. The shares may not be sold or offered for sale in the absence of (1) an effective registration statement for the shares under such Act, (2) a `no action' letter of the SEC with respect to such sale or offer, or (3) satisfactory assurances to the Company that registration under such Act is not required with respect to such sale or offer."

          (b) "All of the shares represented by this certificate are unvested and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement between the Company and the registered holder of the shares (or the predecessor in interest to the shares]. Such agreement grants certain repurchase rights and rights of first refusal to the Company (or its assignees) upon the sale, assignment, transfer, encumbrance or other disposition of the Company's shares or upon termination of service with the Company. The Company will upon written request furnish a copy of such agreement to the holder hereof without charge."

III. SPECIAL TAX PROVISIONS

     3.1 Section 83(b) Election. The Purchaser understands that under Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), the excess of the fair market value of the Shares on the date any forfeiture restrictions applicable to such shares lapse over the Purchase Price for such Shares will be reportable as ordinary income on such lapse date. For this purpose, the term "forfeiture restrictions" includes the right of the Company to repurchase the Shares pursuant to the Repurchase Rights (as defined) provided under this Agreement. Purchaser understands that he may elect under Section 83(b) of the Code to be taxed at the time the Shares are acquired hereunder, rather than when and as such Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of this Agreement. Even if the fair market value of the Shares on the date of this Agreement equals the Purchase Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as Exhibit B hereto. Purchaser understands that failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by the Purchaser as and each time the forfeiture restrictions lapse.

     3.2 Section 83(b) Election Acknowledgement. PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY, AND NOT THE COMPANY'S. TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS BEHALF. This filing should be made by registered or certified mail, return receipt requested, and Purchaser must retain two (2) copies of the completed form for filing with his State and Federal tax returns for the current tax year and an additional copy for his personal records.

     3.3 Valuation of Common Stock. Purchaser understands that the Shares have been valued by the Board of Directors and that the Company believes this valuation represents a fair attempt at reaching an accurate appraisal of their worth; Purchaser understands, however, that the Company can give no assurances that such price is in fact the fair marker value of the Shares and that it is possible that, with the benefit of hindsight, the Internal Revenue Service would successfully assert that the value of the Shares on the date of purchase is substantially greater than so determined.

          If the Internal Revenue Service were to succeed in a tax determination that the Shares received had value greater than that upon which the transaction was based, the additional value would constitute ordinary income as of the date of its receipt. The additional taxes (and interest) due would be payable by Purchaser, and there is no provision for the Company to reimburse him for that tax liability, and Purchaser assumes al1 responsibility for such potential tax liability. In the event that such additional value would represent more than 25 percent of Purchaser's gross income for the year in which the value of the Shares was taxable, the Internal Revenue Service would have six years from the due date for filing the return (or the actual filing date of the return if filed thereafter) within which to assess Purchaser the additional tax and interest which would then be due.

               The Company would have to benefit, in any such transaction, if a determination was made prior to the three year statute of limitations period affecting the Company, of an increase in its deduction for compensation paid, which would offset its operating profits, or, if not profitable, would create net operating loss carry forward arising from operations in that year.

     IV.  TRANSFER RESTRICTIONS

          4.1 Restriction on Transfer. Purchase shall not transfer, assign, encumber or otherwise dispose of any of the Shares which are subject to the Company's Repurchase Rights in this Agreement. In addition, Shares which are released from the Repurchase Rights shall not be transferred, assigned, encumbered or otherwise made the subject of disposition in contravention of the Company's First Refusal Right under Article VI or as otherwise limited herein. Such restrictions on transfer however, shall not be applicable to
     (i) a gratuitous transfer of the Shares made to the Purchaser's spouse or issue, including adopted children, or to a trust for the exclusive benefit of the Purchaser or the Purchaser's spouse or issue, provided and only if the Purchaser obtains the Company's prior written consent to such transfer and such transferee agrees to be bound by he terms of this Agreement, (ii) a transfer of title to the Shares effected pursuant to the Purchaser's will or the Laws of intestate succession or (iii) a transfer to the Company in pledge as security for any purchase-money indebtedness incurred by the Purchaser inconnection with the acquisition of the Shares.

          4.2 Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of she permitted transfers specified in paragraph 4.1 must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) both the Company's Repurchase Rights and the Company's First Refusal Right granted hereunder and (ii) the market stand-off provisions of paragraph 4.4, to the same extent such Shares would be so subject if retained by the Purchaser.

          4.3 Definition of Owner. For purposes of this Agreement, the term "Owner" shall include the Purchaser and all subsequent holders of the Shares who derive their chain of ownership through a permitted transfer from the Purchaser in accordance with paragraph 4.1.

          4.4  Market Stand-Off Provisions.

               (a) In connection with the first underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the 1933 Act, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Shares without the prior written consent of the

Company or its underwriters. Such limitations shall be in effect for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters; provided, however, that in no event shall such period exceed one hundred-eighty (180) days.

          (b) Owner shall be subject to the market stand-off provisions of this paragraph 4.4 provided and only if the executive officers and directors of the Company are also subject to similar arrangements.

          (c) In the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Common Stock effected without receipt of consideration, then any new, substituted or additional securities distributed with respect to the Shares shall be immediately subject to the provisions of this paragraph 4.4, to the same extent the Shares are at such time covered by such provisions.

          (d) In order to enforce the limitations of this paragraph 4.4, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

V.   REPURCHASE RIGHT

     5.1 Grant. The Company (or its assignees) is hereby granted the right (the "Repurchase Right"), exercisable at any time during the sixty (60)-day period following the date the Purchaser ceases for any reason to remain in Service or (if later) during the sixty (60)-day period following the execution date of this Agreement, to repurchase at the Purchase Price all or (at the discretion of the Company) any portion of the Shares in which the Purchaser has not acquired a vested interest in accordance with the vesting provisions of this Article V (such shares to be hereinafter called the "Unvested Shares"). For proposes of this Agreement, the Purchaser shall be deemed to remain in Service for so long as the Puchaser continues to actually and physically render services on a full time basis to the Company or any parent or subsidiary corporation, whether as an employee, a non-employee member of the board of directors, or an independent contractor or consultant, solely as determined by and in accordance with the directives of the Board of Directors of the Company. By executing this Agreement, Purchaser agrees to abide by such Board determination.

     5.2 Exercise of the Repurhase Right. The Repurchase Right shall be exercisable by written notice delivered to the Owner of the Unvested Shares prior to the expiration of the applicable sixty (60)-day period specified in paragraph 5.1. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of notice. To the extent one or more certificates representing Unvested Shares may have been previously delivered out of escrow to the Owner, then Owner shall, prior to the close of business on the date specified for the repurchase, deliver to the Secretary of the Company the certificates representing the Unvested Shares to be repurchased, each certificate to be properly endorsed for transfer. The Company shall, concurrently with the receipt of such stock certificates (either from escrow in accordance or from Owner as herein provided), pay to Owner in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount to the per Share Purchase Price previously paid for the Unvested Shares which are to be repurchased.

     5.3 Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under paragraph 5.2. In addition, the Repurchase Right as to certain Unvested Shares shall terminate, and cease to be exercisable, solely to the extent set forth below, on the earliest to occur of (i) the occurrence of any Acceleration Event, (ii) upon the occurrence of either of the Corporate Transactions defined in Section 5.6 hereof, or (iii) with respect to any and all Shares in which the Purchaser vests in accordance with the schedule set forth in this Section 5.3. Accordingly, as, and provided that, the Purchaser continues in continuous Service, as defined above, or upon the occurrence of any Corporate Transaction, the Purchaser shall acquire a vested interest in, and the Repurchase Right as to certain Unvested Shares, solely to the extent set forth below, shall lapse with respect to, the Shares as follows:

          (a) the Purchaser shall acquire a vested interest in, and the Repurchase Right shall lapse with respect to, the Shares in forty-eight equal and continuous monthly installments for each monthly period of continuous service from December 13, 1999 for the forty-eight months following the December 13, 1999 such that the Purchaser shall be fully vested in all Shares after four full years of continuous service completed by the Purchaser following December 13, 1999.

          (b) So long as the Company's Repurchase Right remains in effect, one hundred percent (100%) of the then Unvested Shares of the Purchaser shall vest immediately and the Repurchase Right shall lapse with respect to such one hundred percent (100%) of the Unvested Shares if the Purchaser dies or has a Disability (as defined below) (each, an "Acceleration Event").

          For the purposes of this Agreement, Purchaser shall have a "Disability" when the Board has reasonably determined that Purchaser has become unable to perform substantially his services and duties because of any physical or mental injury or disability, and that it is reasonably likely that he will not be able to resume substantially performing his services and duties with the Company.

          All Shares as to which the Repurchase Right lapses shall, however, continue to be subject to the First Refusal Right until the lapse of such First Refusal Right, the market stand-off provisions of paragraph 4.4 and the Special Purchase Rights set forth under Article VIII.

     5.4 Fractional Shares. No fractional shares shall be repurchased by the Company. Accordingly, should the Repurchase Right extend to a fractional share (in accordance with the vesting computation provisions of paragraphs 5.3 and 5.6) at the time the Purchaser ceases Service or pursuant hereto, then such fractional share shall be added to any fractional share in which the Purchaser is at such time vested in order to make one whole vested share no longer subject to the Repurchase Right.

     5.5 Additional Shares or Substituted Securities. In the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Common Stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which is by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Repurchase Right, but only to the extent the Shares are at the time covered by such right. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number of Shares at the time subject to the Repurchase Right hereunder and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Company's capital structure; provided, however, that the aggregate Purchase Price shall remain the same.

     5.6 Corporate Transaction. If, after the consummation of either of the following transactions (each a "Corporate Transaction"):

             (a) a merger or consolidation of the Company, in which the shareholders of the Company do not control a majority of the total voting power of the surviving entity (other than a reincorporation merger); or

             (a) the sale, transfer or other disposition of all or substantially all of the Company's assets in liquidation or dissolution of the Company,

the Purchaser is terminated without Cause by the Company or leaves the Company for Good Reason, then the Repurchase Rights of the Company shall lapse with respect to all of the Unvested Shares and Purchaser shall acquire a vested interest in all of the Shares as of the date on which Purchaser's employment with the Company ends.

             For the purposes of this Agreement, the terms "Cause" and "Good Reason" shall mean the following:

             (a)   "Cause" shall mean any of the following:

                   1.    Gross negilgence, gross misconduct or the repeated

failure of Purchaser to substantially perform his duties and responsibilities to the reasonable satisfaction of the Board; any material breach by Purchaser of his fiduciary duties to the Company; or any breach of a material term of this Agreement or any other written agreement with the Company. For purposes of this Agreement, any act or acts or omission or omissions by Purchaser that have a material adverse effect on the Company's operations, prospects, reputation or business shall be deemed to be such a breach of his duties and responsibilities to the Company; or

                   2. The conviction of Purchaser for a felony involving violence, deceit or moral turpitude, in which case, notwithstanding anything set forth in the above paragraphs, the Company may immediately terminate Purchaser for Cause; or

                   3. Purchaser's engagement in acts of embezzlement or dishonesty or other acts that are injurious to the Company, in which case, notwithstanding anything set forth in the above paragraphs, the Company may immediately terminate for Cause.

             (b) "Good Reason" shall mean Purchaser's resignation or departure by reason of a material adverse diminution in Purchaser's title, responsibilities, duties or base salary (except in connection with an office-wide effort to reduce expenses).

 VI.     RIGHT OF FIRST REFUSAL

         6.1 Grant. The Company is hereby granted the right of first refusal (the "First Refusal Right"), exercisable in connection with any proposed transfer of the Shares. For purposes of this Article VI, the term "transfer" shall include any sale, assignment, pledge, encumbrance or other disposition for value of the Shares intended to be made by the Owner, but shall exclude any of the permitted transfers under paragraph 4.1.

         6.2 Notice of Intended Disposition. In the event the Owner desires to accept a bona fide third-party offer for any or all of the Shares (the shares subject to such offer to be hereinafter called the "Target Shares"), Owner shall promptly (i) deliver to the Corporate Secretary of the Company written notice (the "Disposition Notice") of the terms and conditions of the offer, including the purchase price and the identity of the third-party offeror and (ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles II and IV of this Agreement.

         6.3 Exercise of Right. The Company (or its assignees) shall, for a period of twenty-five (25) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares specified in the Disposition Notice upon substantially the same terms and conditions specified therein. Such right shall be exercisable by delivery of written notice (the "Exercise Notice") to Owner prior to the expiration of the twenty-five (25) day exercise period. If such right is exercised with respect to all the Target Shares specified in the Disposition Notice, then the Company (or its assignees) shall effect the repurchase of the Target Shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice, and at such time Owner shall deliver to the Company the certificates representing the Target Shares to be repurchased, each certificate to be properly endorsed for transfer. To the extent any of the Target Shares are at the time held in escrow under Article VII, the certificates for such shares shall automatically be released from escrow and delivered to the Company for purchase.

         6.4 Non-Exercise of Right. In the event the Exercise Notice is not given to Owner within twenty-five (25) days following the date of the Company's receipt of the Disposition Notice, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms and conditions (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be effected in contravention of the provisions of Article II of this Agreement. To the extent any of the Target Shares are at the time held in escrow under Article VII, the certificates for such shares shall automatically be release from escrow and surrendered to the Owner. The third-party offeror shall acquire the Target Shares free and clear of the Company's Repurchase Right under Article V, but the acquired shares shall remain subject to (i) the securities law restrictions of paragraph 2.2(a), (ii) the market stand-off provisions of paragraph 4.4, (iii) the Company's First Refusal Rights hereunder and (iv) Article VIII.

         6.5 Partial Exercise of Right. In the event the Company (or its assigness) makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Company delivered within thirty (30) days after the date of the Disposition Notice, to effect the sale of the Target Shares pursuant to one of the following alternatives:

              (a) sale or other disposition of all the Target Shares to the third-party offeror identified in the Disposition Notice, but in full compliance with the requirements of paragraph 6.4, as if the Company did not exercise the First Refusal Right hereunder; or

              (b) sale to the Company (or its assignees) of the portion of the Target Shares which the Company (or its assignees) has elected to purchase, such sale to be effected in substantial conformity with the provisions of paragraph 6.3.

              Failure of Owner to deliver timely notification to the Company under this paragraph 6.5 shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (a) above.

          6.6 Recapitalization. In the event of any stock dividend, stock split, recapitalization or other transaction affecting the Company's outstanding Common Stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Shares shall be immediately subject to Company's First Refusal Right hereunder, but only to the extent the Shares are at the time covered by such right.

          6.7 Lapse. The First Refusal Right under this Article VI shall remain in effect under all circumstances but shall lapse and cease to have effect upon the earliest to occur of (i) the first date on which shares of the Company's Common Stock are held of record by more than five hundred (500) persons, (ii) a determination is made by the Company's Board of Directors that a public market exists for the outstanding shares of the Company's Common Stock or (iii) an underwritten public offering pursuant to an effective registration statement under the 1933 Act. However, the market stand-off provisions of paragraph 4.4 shall continue to remain in full force and effect following the lapse of the First Refusal Right hereunder.

     VII. ESCROW

          7.1 Deposit. Upon issuance, the certificates for any Unvested Shares purchased hereunder shall be deposited in escrow with the Company to be held in accordance with the provisions of this Article VII. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificates in the form of Exhibit A. The deposited certificates, together with any other assets or securities from time to time deposited with the Company pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with paragraph 7.3. Upon delivery of the certificates (or other assets and securities) to the Company, the Owner shall be issued an instrument of deposit acknowledging the number of Unvested Shares (or other assets and securities) delivered in escrow to the Company.

          7.2 Recapitalization. All regular cash dividends on the Unvested Shares (or other securities at the time held in escrow) shall be paid directly to the Owner and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Common Stock as a class effected without receipt of consideration or in the event of a Corporate Transaction any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Unvested Shares shall be immediately delivered to the Company to be held in escrow under this Article VII, but only to the extent the Unvested Shares are at the time subject to the escrow requirements of paragraph 7.1.

         7.3 Release/Surrender. The Unvested Shares, together with any other assets or securities held in escrow hereunder, shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for repurchase and cancellation:

               (a) Should the Company (or its assignees) elect to exercise the Repurchase Right under Article V with respect to any Unvested Shares, then the escrowed certificates for such Unvested Shares (togehter with any other assets or securities issued with respect thereto) shall be delivered to the Company, concurrently with the payment to the Owner, in cash or cash equivalent (including the cancellation of any purchase-money indebtedness), of an amount equal to the aggregate Purchase Price for such Unvested Shares, and the Owner shall cease to have any further rights or claims with respect to such Unvested Shares (or other assets or securities attributable to such Unvested Shares).

               (b) Should the Company (or its assignees) elect to exercise its First Refusal Right under Article VI with respect to any vested Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities attributable thereto) shall, concurrently with the payment of the paragraph 6.3 purchase price for such Target Shares to the Owner, be surrendered to the Company, and the Owner shall cease to have any further rights or claims with respect to such Target Shares (or other assets or securities).

               (c) Should the Company (or its assignees) elect not to exercise its First Refusal Right under Article VI with respect to any Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities attributable thereto) shall be surrendered to the Owner for disposition in accordance with the provisions of paragraph 6.4.

               (d) As the interest of the Owner in the Unvested Shares (or any other assets or securities attributable thereto) vests in accordance with the provisions of Article V, the certificates for such vested shares (as well as all orher vested assets and securities) shall be released from escrow and delivered to the Owner in accordance with the following schedule:

                    (1) Upon the Purchaser's cessation of Service, any escrowed Shares (or other asset or securities) in which the Purchaser is at the time vested shall be promptly released from escrow.

                    (2) Upon any earlier termination of the Company's Repurchase Right in accordance with the applicable provisions of Article V, the Shares (or other assets or securiries) at the time held in escrow hereunder shall promptly be released to the Owner as fully-vested shares or other property.

               (3) All Shares (or other assets or securities) released from escrow in accordance with the provisions of subparagraph (2) above shall nevertheless remain subject to (i) the Company's First Refusal Right under
Article VI until such right lapses pursuant to paragraph 6.7 and Article III and
(ii) the market stand-off provisions of paragraph 4.4 until such provisions terminate in accordance therewith.

 VIII. MARITAL DISSOLUTION OR LEGAL SEPARATION

     8.1 Grant. Notwithstanding anything in this Agreement to the contrary, in connection with the dissolution of Owner's marriage or the legal separation of Owner and Owner's spouse, the Company shall have the right (the "Special Purchase Right") to purchase from Optionee's spouse, in accordance with the provisions of this Article VIII, all or any portion of the Shares which would otherwise be awarded to such spouse in settlement of any community property or other marital property rights such spouse may have in such shares.

     8.2 Notice of Decree or Agreement. Owner shall promptly provide the Company with written notice (the "Dissolution Notice") of (i) the entry of any judicial decree or order resolving the property rights of Owner and Owner's spouse in connection with their marital dissolution or legal separation or (ii) the execution of any contract or agreement relating to the distribution or division of such property rights. The Dissolution Notice shall be accompanied by a copy of the actual decree or order of dissolution or contract or agreement between Owner and Owner's spouse which provides for the award to the spouse of one or more Shares in settlement of any community property or other marital property rights such spouse may have in such shares.

     8.3 Exercise of the Special Purchase Right. The Special Purchase Right shall be exercisable by delivery of written notice (the "Purchase Notice") to Owner and Owner's spouse within forty-five (45) days after the Company's receipt of the Dissolution Notice. The Purchase Notice shall indicate the number of Shares to be purchased by the Company, the date such purchase is to be effected (such date to be not less than five (5) business days, nor more than fifteen
(15) business days, after the date of the Purchase Notice) and the fair market value to be paid for such Shares. Owner (or Owner's spouse, to the extent such spouse has physical possession of the Shares) shall, prior to the close of business on the date specified for the purchase, deliver to the Company the certificates representing the shares to be purchased. The Company shall, concurrently with the receipt of the stock certificates, pay to Owner's spouse (in cash or cash equivalents) an amount equal to the fair market value specified for such shares in the Purchase Notice.

          If Owner's spouse does not agree with the fair market value specified for the Shares in the Purchase Notice, then the spouse shall promptly notify the Company in writing of such disagreement and the fair market value of such Shares shall thereupon be determined by an appraiser of recognized standing selected by the Company and the spouse. If they cannot agree on an appraiser within fifteen
(15) days after the date of the Purchase Notice, each shall select an appraiser of recognized standing, and the two (2) appraisers shall designate a third appraiser of recognized standing whose appraisal shall be determinative of such value. The cost of the appraisal shall be shared equally by the Company and Owner's spouse. The closing shall then be held on the fifteenth (15th) business day following the completion of such appraisal; provided, however, that if the appraised value is more than twenty-five percent (25%) greater than the fair market value specified for the Shares in the Purchase Notice, the Company shall have the right, exercisable prior to the expiration of such fifteen (15) business-day period, to rescind the exercise of the Special Purchase Right and thereby revoke its election to purchase the Shares awarded to the spouse.

         8.4 Lapse. The Special Purchase Right shall lapse upon the earlier to occur of (i) the lapse of the First Refusal Right or (ii) the expiration of the exercise period Specified in this Article VIII, to the extent the Special Purchase Right is not timely exercised in accordance with such paragraph.

IX.      GENERAL PROVISIONS

         9.1    Assignment. The Company may assign its Repurchase Right under
Article V and/or its First Refusal Right under Article VI and/or its Special Purchase Rights under Article VIII to any person or entity selected by the Company's Board of Directors, including (without limitation) one or more shareholders of the Company.

                If the assignee is other than a parent or subsidiary corporation of the Company, then such assignee must make a cash payment to the Company, upon the assignment of the Repurchase Right, in an amount equal to the excess (if any) of (i) the fair market value of the Unvested Shares at the time subject to the assigned Repurchase Right over (ii) the aggregate repurchase price payable for Unvested Shares thereunder.

         9.2 Definitions. For purposes of this Agreement, the following provisions Shall be applicable in determining the parent and subsidiary corporations of the Company:

                (a) Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company shall be considered to be a parent corporation of the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                (b) Each corporation (other than the Company) in an unbroken chain of corporations beginning with the Company shall be considered to be a subsidiary of the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         9.3 No Employment or Service Contract. Subject to the terms of the Employment Agreement, nothing in this Agreement shall confer upon the Purchaser any right to continue in the Service of the Company (or any parent or subsidiary corporation employing or retaining Purchaser) for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any parent or subsidiary corporation employing or retaining Purchaser) or the Purchaser, which rights are hereby expressly reserved by each, to terminate the Purchaser's Service at any time for any reason whatsoever, with or without cause.

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

     9.4 Notices. Any notice required in connection with (i) the Repurchase Rights or the First Refusal Right or (ii) the disposition of any Shares covered thereby shall be given in writing and shall be deemed effective upon personal delivery or upon deposit in the United States mail, registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph 9.4 to all other parties to this Agreement.

     9.5 No Waiver. The failure of the Company (or its assignees) in any instance to exercise the Repurchase Right granted under Article V or VIII or the failure of the Company (or its assignees) in any instance to exercise the First Refusal Right granted under Article VI shall not constitute a waiver of any other repurchase right and/or right of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Company and the Purchaser or the Purchaser's spouse. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

     9.6 Cancellation of Shares. If the Company (or its assignees) shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement), and such shares shall be deemed purchased in accordance with the applicable provisions hereof and the Company (or its assignees) shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

X.   MISCELLANEOUS PROVISIONS

     10.1 Purchaser Undertaking. Purchaser hereby agrees to take whatever additional action and execute whatever additional documents the Company may in its judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either the Purchaser or the Shares pursuant to the express provisions of this Agreement.

     10.2 Entire Agreement. This Agreement supercedes all prior agreements between the parties relating to the subject matter contained in this Agreement. There are no other understandings or agreements between them concerning the subject matter contained in this Agreement.

     10.3 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State without resort to that State's conflict-of-laws rules.

     10.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

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

     10.5 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Purchaser and the Purchaser's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

     10.6 Amendment and Waiver. This Agreement shall not be amended nor any Section hereof waived by the Company in the absence of approval of such amendment or waiver by a majority of the Company's Board of Directors.

     10.7 Arbitration. Any controversy between the parties hereto involving any claim arising out of or relating to this Agreement shall be finally settled by arbitration in San Francisco, California, in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The parties acknowledge that Brobeck, Phleger & Harrison LLP represents the Company in the review of this Agreement.

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

          IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                        THE COMPANY:

                                        OneSecure, Inc.


                                        /s/ Rakesh K. Loonkar
                                        ----------------------------------------
                                        By:    Rakesh K. Loonkar
                                        Title: President

                                        Address:



                                        PURCHASER:


                                        /s/ Nir Zuk
                                        ----------------------------------------
                                        Nir Zuk

                                        Address:

                               CONSENT OF SPOUSE

               I acknowledge that I have read the foregoing Restricted Common Stock Purchase Agreement and that I know its contents. I hereby agree that those shares and my interest in them, if any, are subject to the provisions of the Restricted Common Stock Purchase Agreement and that I will take no action at any time to hinder operation of or violate the Restricted Common Stock Purchase Agreement.


                                              /s/ [ILLEGIBLE]
                                             -----------------------------------
                                             (Signature of Shareholder's Spouse)

                                    EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

             FOR VALUE RECEIVED, ___________ hereby sell(s), assign(s) and transfer(s) unto OneSecure, Inc. (the "Company") ___________ (_________) shares of the Common Stock of the Company standing in _____________ name on the books of the Company represented by Certificate No. ___ herewith and do hereby irrevocably constitute and appoint ____________ Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.




Dated: ________



                                             Signature [ILLEGIBLE]
                                                      ------------------------


Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its rights as set forth in the Agreement without requiring additional signatures on the part of the Purchaser.